UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2022

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.
On January 28, 2022 (“Transaction Date”), GME Entertainment, LLC (“GME Entertainment”), a subsidiary of GameStop Corp. (together with GME Entertainment and its other subsidiaries, the “Company”) entered into a Protocol Services and License Agreement with Immutable X Pty Limited (“Immutable X”) pursuant to which Immutable X will become a technology partner and platform for the Company’s non-fungible token (“NFT”) marketplace. GME Entertainment also entered into a Grant Agreement effective as of the Transaction Date with Digital Worlds NFTs Ltd. (“Digital Worlds”), which encourages the development of projects using technology of Immutable X by issuing grants of IMX tokens. The Grant Agreement establishes a commitment to provide up to $100 million in grants of IMX tokens to support creators of NFT content and technology, and also provides for the grant of up to $150 million in IMX tokens to the Company upon the achievement of certain milestones. The number of IMX tokens to be granted to the Company was based on the 7-day trailing average of the IMX USD closing price preceding the Transaction Date.
Item 7.01 Regulation FD Disclosure.
On February 3, 2022, the Company issued a press release announcing its partnership with Immutable X Pty Limited, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished herewith pursuant to this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Cautionary Statement Regarding Forward-Looking Statements - Safe Harbor
This Current Report on Form 8-K contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally, including statements about the Company’s new partnership and NFT marketplace, include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. More information, including potential risk factors, that could affect the Company’s business and financial results are included in the Company’s filings with the SEC including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2021, filed with the SEC on March 23, 2021 and Form 10-Q for the fiscal quarter ended October 30, 2021, filed with the SEC on December 8, 2021. All filings are available at www.sec.gov and on the Company’s website at www.GameStop.com.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Protocol Services and License Agreement
10.2	Grant Agreement*
99.1	Press release, dated February 3, 2022, issued by the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted exhibits or schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: February 3, 2022	By:	/s/ Michael Recupero
Name: Michael Recupero Title: Chief Financial Officer